                                                                    EXHIBIT 10.7

================================================================================

                         SECURITIES PURCHASE AGREEMENT

                                    Between

                                EBASEONE CORP.

                                      and

                        THE INVESTORS SIGNATORY HERETO



                         Dated as of November 15, 1999


================================================================================

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of November 15,
                                          ---------
1999, among EbaseOne Corp., a Delaware corporation (the "Company"), and the
                                                         -------
investors signatory hereto (each such investor is a "Purchaser" and all such
                                                     ---------
investors are, collectively, the "Purchasers").
                                  ----------

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and
                                                        ------------
certain other securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:


                                   ARTICLE I
                               PURCHASE AND SALE

     1.1  The Closing.
          -----------

          (a)  The Closing.  (i)  Subject to the terms and conditions set forth
               -----------
in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase an aggregate of 2,083,333 shares of Common Stock (the "Shares") for an aggregate purchase price of
                             ------
$9,000,000. The closing of the purchase and sale of the Shares (the "Closing")
                                                                     -------
shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York
      ------------------
10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."
 ------------

          (ii) At the Closing, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser (1) the number of Shares indicated below each Purchaser's name on the signature page of this Agreement, registered in the name of each such Purchaser, (2) a Common Stock purchase warrant, in the form of Exhibit A, registered in the name of such
                                       ---------
Purchaser, pursuant to which such Purchaser shall have the right to acquire shares of Common Stock upon the terms and in such number as set forth therein (each an "Adjustable Warrant"), (3) two Common Stock purchase warrants, in the
           ------------------
forms of Exhibit B-1 and Exhibit B-2, respectively, registered in the name of
         -----------     -----------
such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement, upon the terms and at the exercise price set forth therein (collectively, the "Closing Warrants" and together with the
                                      ----------------
Adjustable Warrants, the "Warrants"), (4) the legal opinion of Brewer &
                          --------
Pritchard, outside counsel to the Company, substantially in the form of Exhibit
                                                                        -------
C, and (5) all other documents, instruments and writings required to be
-
delivered at or prior to the Closing by the Company pursuant to this Agreement, including an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit D (the
                                                     ---------
"Registration Rights Agreement"), and an escrow agreement among the Company,
 -----------------------------
Cardinal Securities, LLC and The Bank of New York (the "Escrow Agent"), dated
                                                        ------------
the
date hereof (the "Escrow Agreement") in the form of Exhibit E; and (B) each
                  ----------------                  ---------
Purchaser shall deliver (1) to the Escrow Agent, for delivery in accordance with the Escrow Agreement, the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated for such purpose, pursuant to the Escrow Agreement, and (2) to the Company, all documents, instruments and writings required to have been delivered at or prior to the Closing Date by such Purchaser pursuant to this Agreement, including an executed Registration Rights Agreement.

               (iii) On the second (2/nd/) Trading Day following the date that Company notifies the Purchasers that the Underlying Shares Registration Statement (as defined herein) is first declared effective by the Commission (as defined herein), (A) the Company will, against delivery of the amounts set forth in clause (B) in this paragraph, deliver to the Purchasers, the number of Shares indicated below each Purchaser's name on the signature page of this Agreement, registered in the name of each such Purchaser, and (B) each Purchaser will deliver to the Escrow Agent, for delivery in accordance with the Escrow Agreement, the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated for such purpose, pursuant to the Escrow Agreement

          1.2  Certain Defined Terms.   For purposes of this Agreement,"Trading
               ---------------------                                    -------
Day" and "Per Share Market Value" shall have the meanings set forth in Exhibit A
---       ----------------------                                       ---------
and "Business Day" shall mean any day except Saturday, Sunday and any day which
     ------------
shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Texas generally are authorized or required by law or other governmental action to close. A "Person" means an individual or
                                               ------
corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.


                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

     2.1  Representations, Warranties and Agreements of the Company.  The
          ---------------------------------------------------------
Company hereby makes the following representations and warranties to the
Purchasers:

          (a)  Organization and Qualification.  The Company is a corporation
               ------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is an
                           ------------
entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Escrow Agreement, the Registration Rights Agreement or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material
                    ---------------------
adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").
   -----------------------

          (b)  Authorization; Enforcement.  The Company has the requisite
               --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter or organizational documents.

          (c)  Capitalization.  The number of authorized, issued and
               --------------
outstanding capital stock of the Company is set forth in Schedule 2.1(c).
                                                         ---------------
Except as disclosed in Schedule 2.1(c), the Company owns all of the capital
                       ----------------
stock of each Subsidiary. No securities of the Company or any Subsidiary are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c),
                                                             ---------------
there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Securities, or rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the Disclosure Materials (as defined below) or Schedule 2.1(c), no Person or group of related Persons
                  ---------------
beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or has the
                                                  ------------
right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock.

          (d)  Issuance of the Securities.  The Securities are duly authorized
               --------------------------
and, when issued and paid for in accordance with the terms hereof and the Warrants, shall have been duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has reserved a number of duly
                     -----
authorized number of shares of Common Stock for issuance hereunder upon exercise of the Warrants that is not less than the sum of (i) the aggregate number of Shares to be issued hereunder, (ii) the maximum number of Underlying Shares (as defined below) issuable upon exercise of the Adjustable Warrants during the first Vesting Date (as defined in the Adjustable Warrant), assuming that on such date, each Purchaser holds the entire number of Shares purchased by it hereunder and that the Per Share Market Value utilized to determine the number of such Underlying Shares is 50% of the Per Share Market Value on the Trading Day immediately preceding the Closing Date, and (iii) the number of Underlying Shares issuable upon exercise in full of the Closing Warrants (such number of shares of Common Stock contemplated in (i),
(ii) and (iii), the "Initial Minimum").  The shares of Common Stock issuable
                     ---------------
upon exercise of the Warrants are referred to herein as the "Underlying Shares."
                                                             -----------------
The Shares, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities."
                ----------

          (e)  No Conflicts.  The execution, delivery and performance of the
               ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

          (f)  Filings, Consents and Approvals.  Neither the Company nor any
               -------------------------------
Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.10, (ii) the filing with the Securities and Exchange Commission (the "Commission") of a registration statement meeting the requirements set forth in
 ----------
the Registration Rights Agreement and covering the resale of the Shares and the Underlying Shares by the Purchasers (the "Underlying Shares Registration
                                          ------------------------------
Statement"), (iii) the application(s) to the OTC Bulletin Board ("OTC") for the
---------                                                         ---
listing of the Underlying Shares for trading on the OTC (and with any other national securities exchange, trading facility or market on which the Common Stock is then listed), (iv) applicable Blue Sky filings, and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the items described in clauses (i)-(v) are collectively, the "Required Approvals").
                                                          ------------------

          (g)  Litigation; Proceedings.  Except as specified in Schedule 2.1(g),
               -----------------------                          ---------------
there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the
                   ------
legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

          (h)  No Default or Violation.  Except as specified in Schedule 2.1(h),
               -----------------------                          ---------------
neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

          (i)  Private Offering.  Assuming the accuracy of the representations
               ----------------
and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on
              --------------
its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

          (j)  Disclosure Materials; Financial Statements.  The Company has
               ------------------------------------------
provided the Purchasers with copies of (y) its audited financial statements for the fiscal year ending September 30, 1999 (the "Financial Statements") and (z)
                                                --------------------
certain balance sheets, budgets and projections prepared by the management of the Company (the "Company Projections" and together with the Financial
                  -------------------
Statements and the Schedules to this Agreement, the "Disclosure Materials"). To
                                                     --------------------
the Company's knowledge, the assumptions underlying the Company Projections are reasonable and the Company Projections are based upon good faith and diligent estimates of the anticipated assets and liabilities of the Company as well as the anticipated operating results, financial conditions and prospects of the Company following the consummation of the transactions contemplated by this Agreement. To the Company's knowledge, no event has occurred and no circumstance has arisen since the date of such Company Projections which would render such Company Projections or the assumptions underlying the same misleading or no longer reasonable. None of the Disclosure Materials contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such
                       ----
financial statements or
the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since June 30, 1999, except as specifically disclosed in the Disclosure Materials, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Financial Statements pursuant to GAAP, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock or stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

          (k)  Investment Company.  The Company is not, and is not an
               ------------------
Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (l)  Certain Fees.  Except as are payable to Cardinal Securities,
               ------------
LLC, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person, with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and its respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

          (m)  Solicitation Materials. Neither the Company nor any Person acting
               ----------------------
on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

          (n)  Form S-1 Eligibility.  The Company is eligible to register its
               --------------------
Common Stock for resale under Form S-1 promulgated under the Securities Act.

          (o)  Listing and Maintenance Requirements.  The Company has not, in
               ------------------------------------
the two years preceding the date hereof received notice (written or oral) from the OTC or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements, provided the Company becomes a reporting company on or before February 20, 2000.

          (p)  Patents and Trademarks.  The Company and its Subsidiaries have,
               ----------------------
or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective business as described in the Disclosure Materials (collectively, the "Intellectual
                                                             ------------
Property Rights") and which the failure to so have would have a Material Adverse
---------------
Effect. Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person, to the best knowledge of the Company. All such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

          (q)  Regulatory Permits.  The Company and its Subsidiaries possess
               ------------------
all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the Disclosure Materials, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor
                               ----------------
any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (r)  Title.  Except as set forth on Schedule 2.1(r), the Company and
               -----                          ---------------
the Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (s)  Registration Rights; Rights of Participation. Except as set forth
               --------------------------------------------
on Schedule 2.1(s), the Company has not granted or agreed to grant to any Person
   ---------------
any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. No Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

          (t)  Absence of Certain Proceedings.  Except as described in the
               ------------------------------
Disclosure Materials, (i) there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have or result in a Material Adverse Effect;
(ii) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (iii) the Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement); and (iv) there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

          (u)  Labor Relations.  No material labor problem exists or, to the
               ---------------
knowledge of the Company, is imminent with respect to any of the employees of the Company.

          (v)  Disclosure.  The Company confirms that neither it nor any Person
               ----------
acting on its behalf has provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     2.2  Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby for itself and for no other Purchaser, represents and warrants to the Company as follows:

          (a)  Organization; Authority.  If such Purchaser is an entity, such
               -----------------------
Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. If such Purchaser is an entity, the purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

          (b)  Investment Intent.  Such Purchaser is acquiring the Securities
               -----------------
as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable federal and state securities laws or under an exemption from such registration. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any amount of time.

          (c)  Purchaser Status.  At the time such Purchaser was offered the
               ----------------
Securities, it was, and at the date hereof it is, and at each exercise date under the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d)  Experience of such Purchaser.  Such Purchaser, either alone or
               ----------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

          (e)  Ability of Purchaser to Bear Risk of Investment.  Such
               -----------------------------------------------
Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (f)  Access to Information.  Such Purchaser acknowledges that it has
               ---------------------
reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (g)  General Solicitation.  Such Purchaser is not purchasing the
               --------------------
Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (h)  Reliance.  Such Purchaser understands and acknowledges that (i)
               --------
the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

          The Company acknowledges and agrees that no Purchaser makes or has made representations or warranties with respect to the sale of the Securities contemplated hereby other than those specifically set forth in this Section 2.2.


                                  ARTICLE III
                        OTHER AGREEMENTS OF THE PARTIES

     3.1  Transfer Restrictions.  (a) Securities may only be disposed of
          ---------------------
pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.
Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b) The Purchasers agree to the imprinting, so long as is required by applicable law, of the following legend on the Securities:

          [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

          Neither Shares nor Underlying Shares shall contain the legend set forth above nor any other legend at any time when such legend is not required under the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that if any Shares or Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three Trading Days after request therefor by a Purchaser and the surrender by such Purchaser of the certificate representing the applicable Shares or Underlying Shares, provide such Purchaser with a certificate or certificates representing such Shares or Underlying Shares, free from such legend at such time as such legend is no longer required under the Securities Act.

     3.2  Acknowledgment of Dilution.  The Company acknowledges that the
          --------------------------
issuance of Underlying Shares upon exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon exercise of the Warrants pursuant to the terms thereof is unconditional and absolute regardless of the effect of any such dilution.

     3.3  Furnishing of Information.  As long as the Purchasers own Securities,
          -------------------------
the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. So long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     3.4  Integration.  The Company shall not, and shall use its best efforts
          -----------
to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

     3.5  Increase in Authorized Shares.  If on any date the Company would be,
          -----------------------------
if a notice of exercise were to be delivered on such date, precluded from issuing the sum of (i) 200% of the number of Underlying Shares then issuable upon exercise in full of the Adjustable Warrants and (ii) the number of Underlying Shares issuable upon exercise in full of the Closing Warrants (the "Current Required Minimum") due to the unavailability of a sufficient number of
 ------------------------
authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as is reasonably adequate to enable the Company to comply with its issuance, exercise and reservation of shares obligations as set forth in this Agreement and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments other than the Warrants, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60/th/ day after delivery of the proxy materials relating to such meeting and the 90/th/ day after request by a holder of Warrants to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's articles of incorporation to evidence such increase.

     3.6  Listing of Underlying Shares.  The Company shall (a) not later than
          ----------------------------
the fifth (5/th/) Business Day following the Closing Date prepare and file with the OTC (and such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum, (b) take all steps necessary to cause such shares of Common Stock to be approved for listing in the OTC (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Purchaser evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Shares, as payment of dividends thereon, and upon exercise of the then unexercised portion of the Warrants exceed the number of Underlying Shares previously listed on account thereof with OTC (and any such other required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum

     3.7  Exercise Procedures.  The Transfer Agent Instructions and Form of
          -------------------
Election to Purchase under the Warrants set forth the totality of the procedures with respect to the exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to exercise the Warrants.

     3.8  Notice of Breaches.  Each of the Company and the Purchasers shall
          ------------------
give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained therein to be incorrect or breached as of the Closing Date. However, no disclosure by a party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

     3.9  Subsequent Financing; Right of First Refusal.  (a) During the period
          --------------------------------------------
commencing on the Closing Date and ending on the later to occur of (x) the 90/th/ day after the date the Underlying Shares Registration Statement is first declared effective by the Commission (such date, the "Effective Date") (such
                                                      --------------
date will be extended by the number of days after the Effective Date during which a Purchaser is not permitted or unable to utilize the prospectus or otherwise to resell Shares or Underlying Shares under the Underlying Shares Registration Statement) and (y) the 180/th/ day after the Closing Date (such period, the "Restricted Period"), except for (i) the issuance of shares of
             -----------------
Common Stock in connection with the acquisition of assets or stock whereby the Company does not grant any registration rights thereon, (ii) the issuance of shares of Common Stock at a price greater than $4.32 per share of Common Stock, and (iii) the granting of options or warrants to employees, consultants rendering technical services to the Company, officers and directors of the Company, and the issuance of shares upon exercise of options granted under any stock option plan heretofore or hereinafter duly adopted by the Company, the Company shall not, directly or indirectly, without the prior written consent of the Purchasers, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities (including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock), or any other transaction intended to be exempt or not subject to registration under the Securities Act.

     (b) During the Restricted Period, the Company shall not issue shares of Common Stock, at a price per share equal to or in excess of $4.32 per share of Common Stock (a "Subsequent Placement") unless (A) the Company delivers to the
                 --------------------
Purchasers a written notice (the "Subsequent

Placement Notice") of its intention to effect such Subsequent Placement within no less than ten (10) Business Days, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) the Purchasers shall not have notified the Company by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after their receipt of the Subsequent Placement Notice of their willingness to cause the Purchasers to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to notify the Company of their intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchasers with a second Subsequent
--------
Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty
(30) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro-rata portion of the aggregate number of Shares purchased by such Purchaser under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice.

     3.10 Subsequent Registrations.  Except for Shares, Underlying Shares and
          ------------------------
other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered, and securities of the Company as set forth in Schedule 2.1(s) to be registered, in the Underlying Shares Registration
   ---------------
Statement in accordance with the Registration Rights Agreement the Company shall not, other than registrations on Form S-8 (as promulgated under the Securities
Act), during the Restricted Period, the Company shall not, without the prior written consent of the Purchasers, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) file a registration statement for the issuance or resale of any securities of the Company.

     3.11 Certain Securities Laws Disclosures; Publicity.  The Company shall:
          ----------------------------------------------
(i) on the Closing Date, issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby and (ii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than one (1) Business Days prior to the filing of any disclosure required by clause (ii) above, provide a copy thereof to the Purchasers. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications pertaining to the transactions contemplated hereby without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law and such consent can not reasonably be expected to be received prior to the time required to complete such filing or make such statement in accordance with such applicable law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing and other than in the Underlying Shares Registration Statement, the Company shall not publicly disclose the name of a Purchaser, or include the name of a Purchaser in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law, in which case the Company shall provide such Purchaser with prior notice of such disclosure.

     3.12 Transfer of Intellectual Property Rights. Except in connection with
          ----------------------------------------
the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and it would otherwise lapse if not renewed), without the prior written consent of the Purchasers.

     3.13 Use of Proceeds.  The Company shall use the net proceeds from the sale
          ---------------
of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (excluding payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities

     3.14 Reimbursement. If any Purchaser, other than by reason of its gross
          -------------
negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation and travel in connection therewith) incurred in connection therewith, as such expenses are
incurred.   In addition, other than with respect to any matter in which any of the Purchasers is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.

     3.15 Redemption at the Option of the Company.
          ---------------------------------------

          (a) If (i) during the Vesting Period (as defined in the Adjustable Warrant), the average Per Share Market Values for any thirty (30) consecutive Trading Days is lower than $1.00, or (ii) on any Trading Day after the 60/th/ day following the Effective Date, the Per Share Market Value is lower than $4.32 (each an "Optional Redemption Event"), subject to the provisions of this
          -------------------------
Section, the Company shall have the right, upon notice to the Purchasers (an "Optional Redemption Notice" and the date such notice is received by the
---------------------------
Purchasers, the "Notice Date"), delivered no later than the 10/th/ Trading Day
                 -----------
immediately following the Optional Redemption Event, to redeem all or a portion of the Shares then held by the Purchasers, at a cash price equal to the Optional Redemption Price (as defined below). The Company may only deliver an Optional Redemption Notice to the Purchasers if, on the Notice Date: (i) either there is an effective Underlying Shares Registration Statement pursuant to which the Purchasers are permitted to utilize the prospectus thereunder to sell Shares or Shares may be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter, addressed and delivered prior to the Notice Date to the Company's transfer agent in the form and substance acceptable to the Purchasers and such transfer agent and (ii) the Common Stock is listed for trading on the OTC or on a Subsequent Market (as defined in the Adjustable Warrants). If any of the foregoing conditions shall cease to be in effect during the period between the Notice Date and the date the Optional Redemption Payment is paid in full, then the Purchasers subject to such redemption may elect, by written notice to the Company given at any time after any of the foregoing conditions shall cease to be in effect, to invalidate ab initio such
                                                                ---------
redemption, notwithstanding anything herein contained to the contrary. The Purchasers may sell any portion of the Shares subject to an Optional Redemption Notice and such Shares shall be included in the Applicable Share Number (as defined in the Adjustable Warrants) in connection with the vesting of any Warrant Shares (as defined in the Adjustable Warrants) which take place prior to the date that the Optional Redemption Price is due and paid in full.

          (b) The Optional Redemption Price is due on the tenth (10/th/) Trading Day following the Notice Date. If any portion of the Optional Redemption Price shall not be paid by the Company by expiration of such tenth (10/th/) Trading Day, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the Optional Redemption Price plus all such interest is paid in full. In addition, if any portion of the Optional Redemption Price remains unpaid after such date, the Purchasers subject to such redemption may elect, by written notice to the Company given at any time thereafter, to invalidate ab initio such redemption,
                                                    ---------
notwithstanding anything herein contained to the contrary. If a Purchaser elects to invalidate such redemption the Company shall promptly, and, in any event, not later than three (3) Trading Days from receipt of such Purchaser's notice of such election, return to such Purchaser all of the Shares for which the Optional Redemption Price shall not have been paid in full.

          (c)  The "Optional Redemption Price" for each Share to be redeemed
                    -------------------------
shall equal the sum of (i) (A) in case of an Optional Redemption Event under
Section 3.15(a)(i), the average of the Per Share Market Value for the five (5) Trading Days preceding such Optional Redemption Event, or (B) in case of an Optional Redemption Event Section 3.15(a)(ii), $5.31, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Shares.

     3.16 Redemption at the Option of the Purchasers.  If the Company shall
          ------------------------------------------
fail to file the Underlying Shares Registration Statement on of before Filing Date (as defined in the Registration Rights Agreement), each Purchaser shall have the right, exercisable at the sole option of such Purchaser at any time on or after the Filing Date, to require the Company to redeem all of the Shares issued and sold to such Purchaser on the Closing Date for a redemption price, in cash, equal to the Mandatory Redemption Price (as defined below). The Mandatory Redemption Price shall be due and payable within two (2) Trading Days of the date on which the notice for the payment therefor is provided by a Purchaser.
If the Company fails to pay the Mandatory Redemption Price hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Company will pay interest thereon at a rate of 18% per annum (or the lesser amount permitted by applicable law), accruing daily from such date until the Mandatory Redemption Price, plus all such interest thereon, is paid in full. Each Purchaser shall, upon receipt of the entire Mandatory Redemption Price, return to the Company for cancellation the Shares subject to a redemption hereunder and the Warrants issued to it on the Closing Date. The "Mandatory Redemption Price" for each Share to be redeemed shall equal the sum of (i) $4.32 and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Shares.

     3.17 Limitations on Short Sales.  Each Purchaser agrees that it will not
          --------------------------
enter into any Short Sales (as hereinafter defined) from the period commencing on the Closing Date and ending on the second year anniversary of the Closing Date to the extent that a Short Sale on a Trading Day would exceed the greater of 15% of (i) the trading volume of the Common Stock on such Trading Day and
(ii) the average of the trading volume of the Common Stock for the five (5) Trading Days immediately preceding such Trading Day. For purposes of this
Section 3.17, a "Short Sale" by a Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by the Purchaser. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by a Purchaser, Warrant Shares that have not yet been issued on exercise of the Warrants held by a Purchaser shall be deemed to be held long by such Purchaser.

                                  ARTICLE IV
                                 MISCELLANEOUS

          4.1  Fees and Expenses.  At the Closing the Company shall reimburse
               -----------------
the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Robinson Silverman $30,000 for the preparation and negotiation of the Transaction Documents. Other than the amounts contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

          4.2  Entire Agreement; Amendments.  The Transaction Documents,
               ----------------------------
together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

          4.3  Notices.  Any and all notices or other communications or
               -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:     EbaseOne Corp.
                            6060 Richmond
                            Houston, Texas 77057
                            Facsimile No.: (713) 781-5535
                            Attn: Charles Skamser

     With copies to:        Breward & Pritchard
                            1111 Bagby, 24/th/ Floor
                            Houston, Texas 77002
                            Facsimile No.: (713) 659-5302
                            Attn: Thomas C. Pritchard

     If to a Purchaser:     To the address set forth under such
                            Purchaser's name on the signature
                            pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          4.4  Amendments; Waivers.  No provision of this Agreement may be
               -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          4.5  Headings.  The headings herein are for convenience only, do not
               --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          4.6  Successors and Assigns.  This Agreement shall be binding upon
               ----------------------
and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in Section 3.1(a), the Purchasers may not assign this Agreement or any of
the rights or obligations hereunder without the consent of the Company.   This
provision shall not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

          4.7  No Third-Party Beneficiaries.  This Agreement is intended for the
               ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          4.8  Governing Law. The corporate laws of the State of Delaware
               -------------
shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          4.9  Survival.  The representations, warranties, agreements and
               --------
covenants contained herein shall survive the Closing and the delivery and exercise of the Warrants.

          4.10 Execution.  This Agreement may be executed in two or more
               ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

          4.11 Severability.  In case any one or more of the provisions of this
               ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          4.12 Remedies.  In addition to being entitled to exercise all
               --------
rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. Each of the Company and the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

          4.13 Independent Nature of Purchasers' Obligations and Rights.  The
               --------------------------------------------------------
obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                        EBASEONE CORP.



                                        By:_____________________________________
                                         Name:
                                         Title:



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                   DEEPHAVEN PRIVATE PLACEMENT
                   TRADING LTD.


                   By:_____________________________________
                      Name:
                      Title:

                   Warrant Shares underlying each Closing
                   --------------------------------------
                   Warrant:                           127,314
                   -------

                   Payment and Issuance on the Closing Date:
                   ----------------------------------------

                   Purchase Price:                 $1,750,000

                   Number of Shares to be issued:     405,092

                   Payment and Issuance on the second Trading Day following the
                   ------------------------------------------------------------
                   Effective Date:
                   ---------------

                   Purchase Price:                 $1,000,000

                   Number of Shares to be issued:     231,481


                   Address for Notice:

                   Deephaven Private Placement Trading Ltd.
                   c/o Deephaven Capital Management LLC
                   130 Cheshire Lane
                   Minnetonka, MN 55305
                   Facsimile No.:  (612) 249-5300
                   Attn: Bruce Lieberman

                   With copies to:
                   Robinson Silverman Pearce Aronsohn &
                    Berman LLP
                   1290 Avenue of the Americas
                   New York, NY 10104
                   Facsimile No.:  (212) 541-4630 and (212) 541-1432
                   Attn: Kenneth L. Henderson, Esq.
                         Eric L. Cohen, Esq.

                    DEEPHAVEN OPPORTUNITY TRADING FUND L.P.


                    By:_____________________________________
                       Name:
                       Title:

                    Warrant Shares underlying each Closing
                    --------------------------------------
                    Warrant:                            34,722
                    -------

                    Payment and Issuance on the Closing Date:
                    ----------------------------------------

                    Purchase Price:                   $625,000

                    Number of Shares to be issued:     144,675

                    Payment and Issuance on the second Trading Day following the
                    ------------------------------------------------------------
                    Effective Date:
                    --------------

                    Purchase Price:                   $125,000

                    Number of Shares to be issued:      28,935


                    Address for Notice:

                    Deephaven Opportunity Trading Fund L.P.
                    c/o Deephaven Capital Management LLC
                    130 Cheshire Lane
                    Minnetonka, MN 55305
                    Facsimile No.:  (612) 249-5300
                    Attn: Bruce Lieberman

                    With copies to:
                    Robinson Silverman Pearce Aronsohn &
                     Berman LLP
                    1290 Avenue of the Americas
                    New York, NY 10104
                    Facsimile No.:  (212) 541-4630 and (212) 541-1432
                    Attn: Kenneth L. Henderson, Esq.
                          Eric L. Cohen, Esq.

                    NEW CRESCENT INVESTORS LLC


                    By:_____________________________________
                       Name:
                       Title:

                    Warrant Shares underlying each Closing
                    --------------------------------------
                    Warrant:                           180,555
                    -------

                    Payment and Issuance on the Closing Date:
                    ----------------------------------------

                    Purchase Price:                 $2,625,000

                    Number of Shares to be issued:     607,639

                    Payment and Issuance on the second Trading Day following the
                    ------------------------------------------------------------
                    Effective Date:
                    --------------

                    Purchase Price:                 $1,275,000

                    Number of Shares to be issued:     295,138


                    Address for Notice:

                    New Crescent Investors LLC
                    c/o WEC Asset Management LLC
                    One World Trade Center
                    Suite 4563
                    New York, New York 10048
                    Facsimile No.: (212) 775-9311
                    Attn: Ethan Benovitz

                    With copies to:

                    Rosenman & Colin, LLP
                    575 Madison Avenue
                    New York, New York 10022
                    Facsimile No.: (212) 940-8776
                    Attn: Herman Shtern, Esq.
                          Elliott Press, Esq.

                    ZUBAIR KAZI


                    _____________________________________

                    Warrant Shares underlying each Closing
                    --------------------------------------
                    Warrant:                            26,389
                    -------

                    Payment and Issuance on the Closing Date:
                    ----------------------------------------

                    Purchase Price:                         $0

                    Number of Shares to be issued:           0

                    Payment and Issuance on the second Trading Day following the
                    ------------------------------------------------------------
                    Effective Date:
                    --------------

                    Purchase Price:                   $570,000

                    Number of Shares to be issued:     131,944

                    Address for Notice:

                    Zubair Kazi
                    3671 Sunswept Drive
                    Studio City, CA 91604
                    Facsimile No.:  (818) 980-9264

                    MOHAMED GHAUS KHALIFA


                    _____________________________________


                    Warrant Shares underlying each Closing
                    --------------------------------------
                    Warrant:                            11,574
                    -------

                    Payment and Issuance on the Closing Date:
                    ----------------------------------------

                    Purchase Price:                   $250,000

                    Number of Shares to be issued:      57,870

                    Payment and Issuance on the second Trading Day following the
                    ------------------------------------------------------------
                    Effective Date:
                    --------------

                    Purchase Price:                         $0

                    Number of Shares to be issued:           0


                    Address for Notice:

                    Mohamed Ghaus Khalifa
                    P.O.B. 6129
                    Sharjah, United Arab Emirates
                    Facsimile No.:  (011-971-6-5) 736 038

                    TAJUNNISA OWESH

                    _____________________________________


                    Warrant Shares underlying each Closing
                    --------------------------------------
                    Warrant:                            32,407
                    -------

                    Payment and Issuance on the Closing Date:
                    ----------------------------------------

                    Purchase Price:                   $700,000

                    Number of Shares to be issued:     162,037

                    Payment and Issuance on the second Trading Day following the
                    ------------------------------------------------------------
                    Effective Date:
                    --------------

                    Purchase Price:                         $0

                    Number of Shares to be issued:           0

                    Address for Notice:

                    Tajunnisa Owesh
                    6 Bilal Manzil 5/th/ Main
                    Jayamahal Extension
                    Bangalore, Kentaka, India

                    ALIMCHANDANI FAMILY REVOCABLE TRUST

                    _____________________________________


                    Warrant Shares underlying each Closing
                    --------------------------------------
                    Warrant:                             3,704
                    -------

                    Payment and Issuance on the Closing Date:
                    ----------------------------------------

                    Purchase Price:                    $50,000

                    Number of Shares to be issued:      11,574

                    Payment and Issuance on the second Trading Day following the
                    ------------------------------------------------------------
                    Effective Date:
                    --------------

                    Purchase Price:                    $30,000

                    Number of Shares to be issued:       6,945

                    Address for Notice:

                    Vijay Alim Chandani
                    1932 Gardenstone Court
                    Westlake Village, CA 91361
                    Facsimile No.: (805) 496-4910